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                                                                    EXHIBIT 2(h)

                                   [ ] SHARES

                   AIM MILLENNIUM ALTERNATIVE STRATEGIES FUND

                      COMMON SHARES OF BENEFICIAL INTEREST

                            PAR VALUE $.01 PER SHARE

                             UNDERWRITING AGREEMENT

                                                     March [   ], 2001

UBS WARBURG
[                            ]
as Representatives of the Several Underwriters named in Schedule 1 hereto
     c/o UBS Warburg
     299 Park Avenue
     New York, New York 10171

Ladies and Gentlemen:

                  AIM Millennium Alternative Strategies Fund, a Delaware business trust (the "Fund"), proposes to issue and sell to you and the other underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), with UBS Warburg LLC acting as the managing representative (the "Managing Representative"), [ ] shares of beneficial interest (the "Shares"), par value $.01 per share (the "Shares of Beneficial Interest").

                  AIM Advisors Inc., a [Delaware] corporation (the "Investment Adviser") and INVESCO Private Capital, Inc., a [Delaware] corporation (the "Investment Sub-Adviser"), each a wholly-owned subsidiary of AMVESCAP Plc, will act as the Fund's investment adviser and investment sub-adviser, respectively, pursuant to an Investment Advisory Agreement by and between the Fund and the Investment Adviser, dated as of March [ ], 2001 (the "Investment Advisory Agreement") and an Investment Sub-Advisory Agreement by and among the Fund, the Investment Adviser and the Investment Sub-Adviser, dated as of March [ ],
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2001 (the "Investment Sub-Advisory Agreement"). State Street Bank and Trust
Company will act as the custodian (the "Custodian") of the Fund's cash and portfolio assets pursuant to a Custody Agreement between the Fund and the Custodian, effective as of March [ ], 2001 (the "Custody Agreement"). State Street Bank and Trust Company will act as the Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") pursuant to a transfer agency agreement between the Fund and the Transfer Agent, dated as of March [ ], 2000 (the "Transfer Agency Agreement"). In addition, The Fund has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan") pursuant to which holders of Shares may elect to reinvest their dividends in additional Shares of Beneficial Interest of the Fund. The Fund has entered into or may hereinafter enter into one or more agreements with brokers or dealers pursuant to which such brokers or dealers will provide ongoing services to customers that hold Shares (each, a "Shareholder Servicing Agreement").

                  The Fund, the Investment Adviser and the Investment Sub-Adviser each hereby confirms as follows its agreements with the Representatives and the several other Underwriters.

                  1. Sale and Purchase; Compensation

                     (a) The Fund will issue and sell to each Underwriter, and each Underwriter will purchase from the Fund, the number of Shares set forth opposite such Underwriter's name in Schedule 1 hereto, at the purchase price of $23.95 per Share (the "Price per Share"); provided, however, that the Fund shall not be required to sell to any Underwriter any Shares as to which such Underwriter or any broker or dealer that has entered into a Shareholder Servicing Agreement with the Fund is unable to deliver a certificate to the Fund on the date hereof (the "Execution Date") covering such Shares in the form attached hereto as Exhibit A. In the event that the Fund determines as to any Shares not to sell such Shares to an Underwriter pursuant to the foregoing proviso, the number of Shares set forth opposite the name of such Underwriter in
Schedule 1 shall be adjusted accordingly and such Shares shall be offered for purchase at the Price per Share to one or more of the other Underwriters and one or more of such Underwriters shall have the right to purchase such Shares and
Schedule 1 shall be adjusted to reflect the purchase of any such Shares by any Underwriter.

                     (b) Simultaneous with delivery to the Underwriters of, and payment by the Underwriters for, the Shares, the Investment Adviser or an affiliate thereof will pay to the Managing Representative additional compensation in

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connection with the sale and distribution of the Shares in the form of an advisory fee in an aggregate amount equal to 2% of the total gross offering price of the Shares to be purchased by the Underwriters hereunder, by certified or official bank check or checks payable in same-day funds or wire transfer.

                     (c) The obligations of the Underwriters under this Underwriting Agreement are several and not joint and are undertaken on the basis of the representations and are subject to the conditions set forth in this Underwriting Agreement.

                  2. Payment and Delivery. Delivery by the Fund of the Shares (the "Closing") to the Representatives for the accounts of the Underwriters against payment of the purchase price by wire transfer of Federal Funds or similar same day funds to the Fund for the Shares, will take place at the offices of UBS Warburg (the "Managing Representative"), 299 Park Avenue, New York, New York or such other location as is agreed upon by the parties hereto, or through the facilities of the Depository Trust Company or another mutually agreeable facility, at 9:00 a.m., New York City time, on the third business day following the date of this Underwriting Agreement, or at such time on such other date, not later than ten business days after the date of this Underwriting Agreement, as may be agreed upon by the Fund and the Managing Representative (the "Closing Date").

                  Certificates evidencing the Shares will be in definitive form, registered in such names and in such denominations as the Managing Representative requests at least three full business days before the Closing Date and will be made available to the Managing Representative for checking and packaging, at a place in New York City designated by the Managing
Representative, at least one full business day before the Closing Date.

                  3. Registration Statement and Prospectus; Public Offering. The Fund has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the published rules and regulations adopted by the Commission under the Securities Act (the "Securities Act Rules") and the Investment Company Act (the "Investment Company Act Rules"), a Notification of Registration on Form N-8A (the "Notification") pursuant to Section 8 of the Investment Company Act and a registration statement on Form N-2 (File Nos. 333-[ ] and 811-[ ]) relating to

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the Shares (the "registration statement"), including a preliminary prospectus
(including any preliminary statement of additional information), and such amendments to such registration statement as may have been required to the date of this Underwriting Agreement. The preliminary prospectus (including any preliminary statement of additional information) is to be used in connection with the offering and sale of the Shares. The term "Preliminary Prospectus" as used herein means any preliminary prospectus (including any preliminary statement of additional information) included at any time as a part of the registration statement and any advertisement or sales material deemed to be a prospectus under Section 10(b) of the Securities Act pursuant to Rule 482 of the Securities Act Rules.

                  The Fund has furnished the Representatives copies of such registration statement, each amendment to such registration statement filed by the Fund with the Commission and the Preliminary Prospectus filed by the Fund with the Commission or used by the Fund. If the registration statement has not become effective, a further amendment (the "Final Amendment") to such registration statement, including the forms of final prospectus (including any final statement of additional information), necessary to permit such registration statement to become effective will promptly be filed by the Fund with the Commission. If such registration statement has become effective and any prospectus (including any statement of additional information) contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the Securities Act Rules, a final prospectus (the "Rule 430A Prospectus") containing such omitted information will be filed by the Fund with the Commission in accordance with Rule 497(h) of the Securities Act Rules. The registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits, and any information deemed to be included by Rule 430A, is called the "Registration Statement." The term "Prospectus" means the prospectus (including any statement of additional information) in the form in which it is first filed with the Commission pursuant to Rule 497(b), (h) or (j) of the Securities Act Rules, as the case may be.

                  The Fund and the Investment Adviser understand that the Underwriters propose to make a public offering of the Shares, as described in the Prospectus, as soon after the Effective Date (or, if later, after the date this Underwriting Agreement is signed) as the Managing Representative deems advisable. The Fund confirms that the Underwriters and dealers have been authorized to distribute the Preliminary Prospectus relating to the Shares included in

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the initial filing of the registration statement and are authorized to distribute the Prospectus and any amendments or supplements thereto.

                  4. Representations.

                     (a) Each of the Fund, the Investment Adviser and the Investment Sub-Adviser jointly and severally represents to each Underwriter as follows:

                         (i) On (A) the Effective Date and the date on which the Prospectus is first filed with the Commission pursuant to Rule 497(b),
         (h) or (j) of the Securities Act Rules, as the case may be and (B) the date on which any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) became or becomes effective or any amendment or supplement to the Prospectus was or is filed with the Commission, the Registration Statement, the Prospectus and any such amendment or supplement thereto and the Notification complied or will comply in all material respects with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules, as the case may be. On the Effective Date and on the date that any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) became or becomes effective, neither the Registration Statement nor any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading. At the Effective Date and, if applicable, the date the Prospectus or any amendment or supplement to the Prospectus was or is filed with the Commission and at the Closing Dates, the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading. The foregoing representations in this Section

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         4(a)(i) do not apply to statements or omissions relating to the
         Underwriters made in reliance on and in conformity with information furnished in writing to the Fund by the Representatives expressly for use in the Registration Statement, the Prospectus, or any amendments or supplements thereto, as described in Section 7(f) hereof.

                         (ii) The Fund has been duly formed, is validly existing as a business trust under the laws of the state of Delaware, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the Fund, and the Fund owns, possesses or has obtained and currently maintains all material governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus. The Fund has no subsidiaries.

                         (iii) The capitalization of the Fund is as set forth in the Registration Statement and the Prospectus. The Shares of Beneficial Interest of the Fund conform in all material respects to the description of them in the Prospectus. All the outstanding Shares of Beneficial Interest have been duly authorized and are validly issued, fully paid and nonassessable (except as described in the Registration Statement). The Shares to be issued and delivered to and paid for by the Underwriters in accordance with this Underwriting Agreement against payment therefor as provided by this Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any preemptive or other similar rights with respect to the Shares.

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                         (iv) The Fund is duly registered with the Commission
         under the Investment Company Act as a non-diversified, closed-end management investment company, and, subject to the filing of the Final Amendment if not already filed, all action under the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules, as the case may be, necessary to make the public offering and consummate the sale of the Shares as provided in this Underwriting Agreement has or will have been taken by the Fund.

                         (v) The Fund has full power and authority to enter into each of this Underwriting Agreement, the Investment Advisory Agreement, the Investment Sub-Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Dividend Reinvestment Plan and each Shareholder Servicing Agreement (collectively, the "Fund Agreements") and to perform all of the terms and provisions hereof and thereof to be carried out by it and (A) each Fund Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Fund, (B) each Fund Agreement does not violate in any material respect any of the applicable provisions of the Investment Company Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the Investment Company Act Rules and the rules and regulations adopted by the Commission under the Advisers Act (the "Advisers Act Rules"), as the case may be, and (C) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) with respect to this Underwriting Agreement, except as rights to indemnity thereunder may be limited by federal or state securities laws.

                         (vi) None of (A) the execution and delivery by the Fund of the Fund Agreements, (B) the issue and sale by the Fund of the Shares as contemplated by this Underwriting Agreement and (C) the performance by the Fund of its obligations under any of the Fund

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         Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, the Declaration of Trust or the By-laws of the Fund or a material breach of any material agreement or instrument to which the Fund is a party or by which the Fund is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund (which breach, either individually or in the aggregate, would have a material adverse effect on the Fund), other than state securities or "blue sky" laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

                         (vii) The Fund is not currently in breach of, or in default under, any material written agreement or instrument to which it is a party or by which it or its property is bound or affected.

                         (viii) No person has any right to the registration of any securities of the Fund because of the filing of the registration statement.

                         (ix) No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (A) the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Fund (B) have been obtained under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the Securities Act Rules, the Exchange Act Rules, the Investment Company Act Rules, and the Advisers Act Rules, and (C) may be required under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

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                         (x) [KPMG LLP], whose report appears in the Prospectus,
         are independent public accountants with respect to the Fund as required by the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules.

                         (xi) The statement of assets and liabilities included in the Registration Statement and the Prospectus presents fairly in all material respects, in accordance with generally accepted accounting principles in the United States applied on a consistent basis (except as otherwise noted in any footnotes thereto), the financial position of the Fund as of the date indicated.

                         (xii) The Fund will maintain a system of internal accounting controls sufficient to provide reasonable assurances that
         (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences.

                         (xiii) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, business affairs or business of the Fund (other than as a result of changes in the markets for senior secured corporate loans generally), whether or not arising in the ordinary course of business, (B) there have been no material transactions entered into by the Fund other than those in the ordinary course of its business and (C) there has been no dividend or distribution of any kind declared, paid or made on any class of its capital shares.

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                         (xiv) There is no action, suit or proceeding before or
         by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Fund, threatened against or affecting the Fund, which (A) could reasonably be expected to result in any material adverse change in the condition, financial or otherwise or business affairs of the Fund or could reasonably be expected to materially adversely affect the properties or assets of the Fund or (B) is of a character required to be described in the Registration Statement or the Prospectus and is not so described as required; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

                         (xv) The Fund intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

                         (xvi) Except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Fund's dividend investment plan (the "Dividend Investment Plan") effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Prospectus, the Fund has not taken and will not take, directly or indirectly, any action designed or which could reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Shares of Beneficial Interest in violation of applicable federal securities laws.

                         (xvii) To the knowledge of the Fund, no advertising, sales literature or other promotional materials (including road show slides or road show tapes) were authorized or prepared by the Fund, the Investment Adviser, the Investment Sub-Adviser or any representative thereof for use in connection with the public offering or sale of the Shares other than the [(A) client brochure, (B) the adviser

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         brochure, (C) the adviser fact card, (D) the announcement card, (E) the mailing cover letter and (F) the prospecting letter], drafts of each of which were filed with the NASD on [_____], 2001 and (G) the road show slides and accompanying presentation materials prepared by the Fund and the Investment Adviser for posting on one or more Internet websites (collectively, the "sales materials"); the sales materials complied and comply in all material respects with the applicable requirements of the Securities Act, the Securities Act Rules and the rules and interpretations of the NASD; and none of the sales materials contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances under which they were made.

                     (b) The Investment Adviser represents to each Underwriter as follows:

                         (i) The Investment Adviser has been duly formed, is validly existing as a corporation under the laws of Delaware with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Investment Adviser is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified, except to the extent that failure to be so qualified or be in good standing would not have a material adverse affect on the Investment Adviser; and the Investment Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Registration Statement and the Prospectus except those the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Investment Adviser.

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                         (ii) The Investment Adviser is (A) duly registered as
         an investment adviser under the Advisers Act and (B) not prohibited by the Advisers Act, the Investment Company Act, the Advisers Act Rules or the Investment Company Act Rules from acting as the investment adviser for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

                         (iii) The Investment Adviser has full power and authority to enter into each of this Underwriting Agreement, the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (together, such agreements being referred to as the "Investment Adviser Agreements") and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Investment Adviser Agreement has been duly and validly authorized, executed and delivered by the Investment Adviser; none of the Investment Adviser Agreements violate in any material respect any of the applicable provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules; and assuming due authorization, execution and delivery by the other parties thereto, each Investment Adviser Agreement constitutes a legal, valid and binding obligation of the Investment Adviser, enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) with respect to this Underwriting Agreement, except as rights to indemnity thereunder may be limited by federal or state securities laws.

                         (iv) Neither (A) the execution and delivery by the Investment Adviser of any Investment Adviser Agreement by the Investment Adviser nor (B) the consummation by the Investment Adviser of the transactions contemplated by, or the performance of its obligations under any Investment Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the Certificate of Incorporation or By-Laws of the Investment Adviser or any material agreement or instrument to which the Investment Adviser is a party or

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         by which the Investment Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Adviser which conflict or breach, either individually or in the aggregate, would have a material adverse effect on the Investment Adviser.

                         (v) No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Investment Adviser of its obligations under, any Investment Adviser Agreement, as the case may be, except such as (A) have been obtained under the Investment Company Act, the Advisers Act, the Securities Act, the Investment Company Act Rules, the Advisers Act Rules and the Securities Act Rules, and (B) may be required under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

                         (vi) The description of the Investment Adviser and its business, and the statements attributed to the Investment Adviser, in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules and, with respect to the Prospectus, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                         (vii) Except as set forth in the Registration Statement and Prospectus, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of the Investment Adviser, threatened, against or affecting the Investment Adviser of a nature required to be

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

         disclosed in the Registration Statement or Prospectus or that could reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Investment Adviser or the ability of the Investment Adviser to fulfill its respective obligations under any Investment Adviser Agreement.

                         (viii) Except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Fund's dividend investment plan (the "Dividend Investment Plan") effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Prospectus, the Fund has not taken and will not take, directly or indirectly, any action designed or which could reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Shares of Beneficial Interest in violation of applicable federal securities laws.

                         (ix) In the event that the Fund or the Investment Adviser makes available any sales materials or other promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Investment Adviser will install and maintain pre-qualification and password-protection or similar procedures which are designed and reasonably expected to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

                     (c) The Investment Sub-Adviser represents to each Underwriter as follows:

                         (i) The Investment Sub-Adviser has been duly formed, is validly existing as a corporation under the laws of Delaware with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Investment Sub-Adviser is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified, except to the extent that failure to be so qualified or be in good standing would not have a material adverse affect on the Investment Sub-Adviser; and the Investment Sub-Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Registration Statement and the Prospectus except those the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Investment Sub-Adviser.

                         (ii) The Investment Sub-Adviser is (A) duly registered as an investment adviser under the Advisers Act and (B) not prohibited by the Advisers Act, the Investment Company Act, the Advisers Act Rules or the Investment Company Act Rules from acting as the investment adviser for the Fund as contemplated by the Investment Sub-Advisory Agreement, the Registration Statement and the Prospectus.

                         (iii) The Investment Sub-Adviser has full power and authority to enter into each of this Underwriting Agreement and the Investment Sub-Advisory Agreement (together, such agreements being referred to as the "Investment Sub-Adviser Agreements") and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Investment Sub-Adviser Agreement has been duly and validly authorized, executed and delivered by the Investment Sub-Adviser; none of the Investment Sub-Adviser Agreements violate in any material respect any of the applicable provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules; and assuming due authorization, execution and delivery by the other parties thereto, each Investment Sub-Adviser Agreement constitutes a legal, valid and binding obligation of the Investment Sub-Adviser, enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) with respect to this Underwriting Agreement, except as rights to indemnity thereunder may be limited by federal or state securities laws.

                         (iv) Neither (A) the execution and delivery by the Investment Sub-Adviser of any Investment Sub-Adviser Agreement by the Investment Sub-Adviser nor (B) the consummation by the Investment Sub-Adviser of the transactions contemplated by, or the performance of its obligations under any Investment Sub-Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the Certificate of Incorporation or By-Laws of the Investment Sub-Adviser or any material agreement or instrument to which the Investment Sub-Adviser is a party or by which the Investment Sub-Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Sub-Adviser which conflict or breach, either individually or in the aggregate, would have a material adverse effect on the Investment Sub-Adviser.

                         (v) No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Investment Sub-Adviser of its obligations under, any Investment Sub-Adviser Agreement, as the case may be, except such as (A) have been obtained under the Investment Company Act, the Advisers Act, the Securities Act, the Investment Company Act Rules, the Advisers Act Rules and the Securities Act Rules, and (B) may be required under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

                         (vi) The description of the Investment Sub-Adviser and its business, and the statements attributed to the Investment Sub-Adviser, in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules and, with respect to the Prospectus, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                         (vii) Except as set forth in the Registration Statement and Prospectus, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of the Investment Sub-Adviser, threatened, against or affecting the Investment Sub-Adviser of a nature required to be disclosed in the Registration Statement or Prospectus or that could reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Investment Sub-Adviser or the ability of the Investment Sub-Adviser to fulfill its respective obligations under any Investment Sub-Adviser Agreement.

                         (viii) Except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Fund's dividend investment plan (the "Dividend Investment Plan") effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Prospectus, the Fund has not taken and will not take, directly or indirectly, any action designed or which could reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Shares of Beneficial Interest in violation of applicable federal securities laws.

                     (d) In the event that the Fund, the Investment Adviser or the Investment Sub-Adviser makes available any sales materials or other promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Investment Adviser or the Investment Sub-Adviser, as the case may be, will install and maintain pre-qualification and password-protection or similar procedures which are designed and reasonably expected to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

                  5. Agreements of the Parties.

                     (a) If the registration statement relating to the Shares has not yet become effective, the Fund will promptly file the Final Amendment, if not previously filed, with the Commission, and will use its commercially reasonable best efforts to cause such registration statement to become effective and, as soon as the Fund is advised, will advise the Representatives when the Registration Statement or any amendment thereto has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the Securities Act Rules, the Fund will file a 430A Prospectus pursuant to Rule 497(h) of the Securities Act Rules as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the Effective Date. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(b) or (j) of the Securities Act Rules as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Date or the commencement of the public offering of the Shares after the Effective Date. In either case, the Fund will provide the Representatives satisfactory evidence of the filing. The Fund will not file with the Commission any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which distribution of the Shares is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representative a reasonable time before its filing and the Managing Representative has not objected to it in writing within a reasonable time after receiving the copy.

                     (b) For the period of three years from the date hereof, the Fund will advise the Representatives promptly (1) of the issuance by the Commission of any order in respect of the Fund, the Investment Adviser or the Investment Sub-Adviser which relates to the Fund, or which relates to any material arrangements or proposed material arrangements involving the Fund, the Investment

Adviser or the Investment Sub-Adviser, (2) of the initiation or threatening in writing of any proceedings for, or receipt by the Fund of any written notice with respect to, the suspension of the qualification of the Shares for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (3) of receipt by the Fund, or any representative or attorney of the Fund, of any other communication from the Commission relating in any material way to the Fund, the Registration Statement, the Notification, any Preliminary Prospectus, the Prospectus or to the transactions contemplated by this Underwriting Agreement and (4) the issuance by any court, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, of any order, ruling or decree, or the threat in writing to initiate any proceedings with respect thereto, regarding the Fund, which relates in any material way to the Fund or any material arrangements or proposed material arrangements involving the Fund. The Fund will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as practicable.

                     (c) If not delivered prior to the date of this Underwriting Agreement, the Fund will deliver to the Representatives, without charge, a signed copy of the registration statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) to either the Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the registration statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) (excluding exhibits) as the Representatives may reasonably request.

                     (d) During such period as a prospectus is required by law to be delivered by an underwriter or a dealer, the Fund will deliver, without charge, to the Representatives, the Underwriters and any dealers, at such office or offices as the Representatives may designate, as many copies of the Prospectus as the Representatives may reasonably request, and, if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in light of the circumstances existing when such Prospectus is delivered to a purchaser of Shares, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Securities Act, the Investment Company Act, the Securities Act Rules or the Investment Company Act Rules, the Fund promptly will prepare, submit to the Managing Representative, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Representatives will furnish to the Fund) to whom Shares may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances existing when such Prospectus is delivered to a purchaser, be misleading in any material respect and will comply with the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

                     (e) The Fund will make generally available to holders of the Fund's securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement, if applicable, satisfying the provisions of Section 11(a) of the Securities Act and, at the option of the Fund, Rule 158 of the Securities Act Rules.

                     (f) The Fund will take such actions as the Representatives reasonably request in order to qualify the Shares for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Representatives reasonably designate; provided that the Fund shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                     (g) If the transactions contemplated by this Underwriting Agreement are consummated, the Fund shall pay all costs and expenses incident to the performance of the obligations of the Fund under this Underwriting Agreement, including but not limited to costs and expenses of or relating to (1) the fees, disbursements and expenses of the Fund's counsel and accountants in connection with the registration of the Shares and all other expenses in connection with the preparation, printing and filing of the registration statement and exhibits to it, each Preliminary Prospectus, the Prospectus and all amendments and supplements thereto, (2) the issuance of the Shares and the preparation and delivery of certificates for the Shares, (3) the registration or qualification of the Shares for offer and sale under the securities or "blue sky" laws of the jurisdictions referred to in the foregoing paragraph, including the reasonable fees and disbursements, if any, of counsel for the Underwriters in that connection, and the preparation and printing of preliminary and supplemental "blue sky" memoranda, (4) the furnishing (including costs of design, production, shipping and mailing) to the Underwriters and dealers of copies of each Preliminary Prospectus relating to the Shares, the sales materials, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section to be so furnished, (5) the filing requirements of the National Association of Securities Dealers, Inc., in connection with its review of the financing, including filing fees and the separate fees, disbursements and other charges, if any, of counsel for the Underwriters in that connection, (6) all transfer taxes, if any, with respect to the sale and delivery of the Shares to the Underwriters, and (7) the transfer agent for the Shares; provided that (i) the Fund, the Investment Adviser, the Investment Sub-Adviser and each Underwriter shall pay its own costs and expenses relating to the attendance at any road show or other informational meeting relating to the Fund, (ii) each Underwriter shall pay the costs and expenses of any internal promotional or informational materials relating to the Fund, other than the sales materials, prepared by such Underwriter in connection with the offering of the Shares,
(iii) the Underwriters shall pay the costs and expenses of any "tombstone" announcements relating to the offering of the Shares and (iv) except as expressly provided in this Section 5(g), the Underwriters shall pay their own costs and expenses, including fees and disbursements of their counsel.

                     (h) If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein, no party will be under any liability to any other party, except that (1) if this Underwriting Agreement is terminated by (x) the Fund or the Investment Adviser pursuant to any of the provisions hereof (otherwise than pursuant to Section 8 hereof) or (y) by the Representatives or the Underwriters because of any inability, failure or refusal on the part of the Fund, the Investment Adviser or the Investment Sub-Adviser to comply with any material terms or because any of the conditions in Section 6 are not satisfied, the Investment Adviser, the Investment Sub-Adviser and the Fund, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Shares (provided, however, that the Fund, the Investment Adviser and the Investment Sub-Adviser shall not be liable for any loss of anticipated profits or speculative or consequential or similar damages for such termination) and (2) no Underwriter who has failed or refused to purchase the Shares agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Fund, the Investment Advise and the Investment Sub-Adviser and the other Underwriters for damages occasioned by its default.

                     (i) Without the prior written consent of the Managing Representatives the Fund will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Fund, within 180 days after the Effective Date, except for the Shares as described in the Prospectus and any issuances of Shares of Beneficial Interest pursuant to the dividend reinvestment plan established by the Fund and except in connection with any offering of preferred shares of beneficial interest as contemplated by the Prospectus.

                     (j) The Fund will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objective and policies of the Fund as described in the Prospectus.

                     (k) Subject to and in compliance with the description contained in the Prospectus and the terms of each Shareholder Servicing Agreement, the Fund will pay the ongoing shareholder servicing fees (in accordance with the description thereof in the Prospectus).

                  6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase the Shares are subject to the accuracy on the date of this Underwriting Agreement, and on the Closing Dates, of the representations of the Fund and the Investment Adviser in this Underwriting Agreement, to the accuracy and completeness of all statements made by the Fund, the Investment Adviser, the Investment Sub-Adviser or any of their respective officers in any certificate delivered to the Representatives or their counsel pursuant to this Underwriting Agreement, to performance by the Fund, the Investment Adviser or the Investment Sub-Adviser of their respective obligations under this Underwriting Agreement and to each of the following additional conditions:

                     (a) The registration statement must have become effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representative consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b), (h) or (j), as the case may be, of the Securities Act Rules.

                     (b) No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representative.

                     (c) Since the dates as of which information is given in the Registration Statement and the Prospectus, (1) there must not have been any material change in the Shares of Beneficial Interest or liabilities of the Fund except as set forth in or contemplated by the Prospectus; (2) there must not have been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund, the Investment Adviser or the Investment Sub-Adviser whether or not arising from transactions in the ordinary course of business as set forth in or contemplated by the Prospectus (other than, in the case of the Fund, as a result of changes in the markets for senior secured corporate loans generally); (3) the Fund must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence not described in the Registration Statement and Prospectus; and (4) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading in any material respect; if, in the judgment of the Managing Representative, any such development referred to in clause (1), (2), (3) or (4) of this paragraph (c) makes it impracticable or inadvisable to consummate the sale and delivery of the Shares pursuant to this Underwriting Agreement by the Underwriters, at the initial public offering price of the Shares.

                     (d) The Representatives must have received on each Closing Date a certificate, dated such date, of the President or a Vice-President and the chief financial or accounting officer or controller or treasurer of each of the Fund, the Investment Adviser and the Investment Sub-Adviser certifying that
(1) the signers have carefully examined the Registration Statement, the Prospectus, and this Underwriting Agreement, (2) the representations of the Fund (with respect to the certificates from such Fund officers), the representations of the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) and the representations of the Investment Sub-Adviser (with respect to the certificates from such officers of the Investment Sub-Adviser) in this Underwriting Agreement are accurate on and as of the date of the certificate, (3) there has not been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund (with respect to the certificates from such Fund officers), the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) or the Investment Sub-Adviser (with respect to the certificates from such officers of the Investment Sub-Adviser), which change would materially and adversely affect the ability of the Fund, the Investment Adviser or the Investment Sub-Adviser, as the case may be, to fulfill its obligations under this Underwriting Agreement or the Investment Advisory Agreement or the Investment Sub-Advisory Agreement, whether or not arising from transactions in the ordinary course of business (other than, with respect to the certificates from such Fund officers, as a result of changes in the markets for senior secured corporate loans generally), (4) with respect to the Fund only, to the knowledge of such officers, no order suspending the effectiveness of the Registration Statement, prohibiting the sale of any of the Shares or otherwise having a material adverse effect on the Fund has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, (5) to the knowledge of the respective officers of the Investment Adviser and the Investment Sub-Adviser, after reasonable investigation, no order having a material adverse effect on the ability of the Investment Adviser or the Investment Sub-Adviser, as the case may be, to fulfill its obligations under this Underwriting Agreement or the Investment Advisory Agreement or the Investment Sub-Advisory Agreement, as the case may be, has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, and (6) each of the Fund (with respect to the certificates from such Fund officers), the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) and the Investment Sub-Adviser (with respect to the certificates from such officers of the Investment Sub-

Adviser) has performed all of its respective agreements that this Underwriting Agreement requires it to perform by such Closing Date (to the extent not waived in writing by the Managing Representative).

                     (e) The Representatives must receive on each Closing Date the opinions dated such Closing Date substantially in the form of Annexes A, B and C to this Underwriting Agreement from the counsel identified in each such Annex.

                     (f) The Representatives must receive on each Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities, their counsel, an opinion dated such Closing Date with respect to the Fund, the Shares, the Registration Statement and the Prospectus, this Underwriting Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Shares. Such opinion and proceedings shall fulfill the requirements of this Section 6(f) only if such opinion and proceedings are satisfactory in all respects to the Representatives. The Fund, the Investment Adviser and the Investment Sub-Adviser must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

                     (g) The Representatives must receive on the date this Underwriting Agreement is signed and delivered by the Representatives a signed letter, dated such date, substantially in the form of Annex D to this Underwriting Agreement from the firm of accountants designated in such Annex. The Representatives also must receive on each Closing Date a signed letter from such accountants, dated as of such Closing Date, confirming on the basis of a review in accordance with the procedures set forth in their earlier letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before such Closing Date, that would require any change in their letter referred to in the foregoing sentence.

                     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

                  7. Indemnification and Contribution.

                     (a) Each of the Fund, the Investment Adviser and the Investment Sub-Adviser, jointly and severally, will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of such Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement (in compliance herewith) of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which such Underwriter or any such person, or any of them, may become subject under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act or other federal or state statutory law or regulation, at common law or otherwise, whether foreign or domestic, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Preliminary Prospectus, the Prospectus, the sales materials, or any amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Prospectus, the sales materials or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement, the Preliminary Prospectus, the Prospectus, or in any application or other document executed by or on behalf of the Fund or based on written information furnished by or on behalf of the Fund filed in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state, in any or all such documents, a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by such Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided, however, that none of the Fund, the Investment Adviser or the Investment Sub-Adviser shall be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such indemnified party through its gross negligence, bad faith or willful misconduct); provided that none of the Fund, the Investment Adviser or the Investment Sub-Adviser will be liable to the extent that such losses, claims, liabilities, expenses or damages arise from the sale of the Shares in the public offering to any person by an underwriter, including an Underwriter, pursuant to this Agreement and are based on an untrue statement or omission or alleged untrue statement or omission (1) made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Fund by the Representatives on behalf of Underwriters expressly for inclusion in the Registration Statement, the Preliminary Prospectus or the Prospectus or (2) if a copy of the Prospectus was not sent or given to such person at or before the confirmation of the sale to such person in any case where such delivery is required by the Securities Act, unless such failure to deliver such Prospectus was a result of noncompliance by the Fund with Section 5(d) hereof or (3) made in any preliminary prospectus which untrue statement or omission or alleged untrue statement or omission was corrected in all material respects in the Prospectus (as then amended or supplemented) if the Fund and/or the Investment Adviser or the Investment Sub-Adviser, as the case may be, shall sustain the burden of proving that the Underwriters sold Shares to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) if the Fund had previously furnished copies thereof to the Underwriters in accordance with this Agreement, and the Underwriters failed to deliver the corrected Prospectus, if required by law to have so delivered it and if delivered would have been a complete defense against the person asserting such loss, claim, liability, expense or damage. This indemnity agreement will be in addition to any liability that the Fund, the Investment Adviser and the Investment Sub-Adviser might otherwise have.

                     (b) Each Underwriter will indemnify and hold harmless the Fund, the Investment Adviser and the Investment Sub-Adviser, and each person, if any, who controls the Fund, the Investment Adviser or the Investment Sub-Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each trustee of the Fund and each officer of the Fund who signs the Registration Statement to the same extent as the foregoing indemnity from the Fund, the Investment Adviser or the Investment Sub-Adviser to the Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance on and in conformity with information relating to such

Underwriter furnished in writing to the Fund by such Underwriter expressly for use in the Registration Statement, the Preliminary Prospectus or Prospectus. This indemnity will be in addition to any liability that such Underwriter might otherwise have; provided, however, that in no case shall such Underwriter be liable or responsible hereunder for any amount in excess of the fees and commissions received by such Underwriter.

                     (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission to so notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provision of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, disbursements and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. Subject to the requirements of Investment Company Act Release No. 11330, all such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (in addition to local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of such indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability to such claimants arising or that may arise out of such claim, action or proceeding.

                     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is applicable but for any reason is held to be unavailable from the Fund, the Investment Adviser, the Investment Sub-Adviser or the Underwriters, the Fund, the Investment Adviser, the Investment Sub-Adviser and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement (in compliance herewith) of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Fund, the Investment Adviser and the Investment Sub-Adviser from persons other than the Underwriters, such as persons who control the Fund, the Investment Adviser and the Investment Sub-Adviser within the meaning of the Securities Act or the Exchange Act, officers of the Fund who signed the Registration Statement and directors of the Fund, who may also be liable for contribution) to which the Fund, the Investment Adviser, the Investment Sub-Adviser and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Fund, the Investment Adviser and the Investment Sub-Adviser on the one hand and the Underwriters on the other. The relative benefits received by the Fund, the Investment Adviser and the Investment Sub-Adviser (treated jointly for this purpose as one person) on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total fees and commissions received by the Underwriters. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only such relative benefits referred to in the foregoing sentence but also the relative fault of the Fund, the Investment Adviser and the Investment Sub-Adviser (treated jointly for this purpose as one person) on the one hand and the Underwriters on the other hand in connection with respect to the statements or omissions or alleged statements or omissions that resulted in the losses, claims, liabilities, expenses or damages (including any investigative, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), as well as any other relevant equitable considerations appropriate in the circumstances. Such relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund, the Investment Adviser, the Investment Sub-Adviser or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate in the circumstances. The Fund, the Investment Adviser, the Investment Sub-Adviser and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage , or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d) any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding any other provisions of this Section 7(d), the Underwriters shall not be required to contribute any amount in excess of the fees and commissions received by them and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each trustee of the Fund and each officer of the Fund who signed the Registration Statement will have the same rights to contribution as the Fund, subject in each case to the provisions hereof. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), notify such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent shall not be unreasonably withheld). The Underwriter's obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares set forth opposite their names in Schedule 1 (or such number of Shares as determined pursuant to Section 9 hereof) and not joint.

                     (e) Notwithstanding any other provisions in this Section 7, no person shall be entitled to indemnification or contribution under this Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of such person's reckless disregard of such person's obligations and duties hereunder.

                     (f) The Fund, the Investment Adviser and the Investment Sub-Adviser acknowledge that the statements with respect to (1) the sales load with respect to the sale of the Shares as set forth on the cover page of the Prospectus and (2) the (i) list of Underwriters and the number of Shares allocated to each and (ii) first two sentences of the second paragraph in each case under the caption "Underwriting" in the Prospectus, constitute the only information furnished in writing to the Fund by the Representatives on behalf of the Underwriters expressly for use in such document. The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

                  8. Termination. This Underwriting Agreement may be terminated by the Managing Representative by notifying the Fund at any time:

                     (a) before the later of the effectiveness of the Registration Statement and the time when any of the Shares are first generally offered pursuant to this Underwriting Agreement by the Managing Representative to dealers by letter or telegram;

                     (b) at or before any Closing Date if, in the sole judgment of the Managing Representative, payment for and delivery of any Shares is rendered impracticable or inadvisable because (1) trading in the equity securities of the Fund is suspended by the Commission, (2) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, or, (3) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (4) a general banking moratorium has been established by U.S. federal or New York authorities or (5) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Managing Representative, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

                     (c) at or before any Closing Date, if any of the conditions specified in Section 6 have not been fulfilled when and as required by this Underwriting Agreement.

                  9. Substitution of Underwriters. If one or more of the Underwriters fails to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters and this Underwriting Agreement has not been terminated, the Managing Representative may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Managing Representative deems advisable, or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Managing Representative, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 36 hours after such Closing Date, and

                     (a) the number of Shares to be purchased by the defaulting Underwriters on such Closing Date does not exceed 10% of the Shares that the Underwriters are obligated to purchase on such Closing Date, each of the nondefaulting Underwriters will be obligated to purchase such Shares on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

                     (b) the number of Shares to be purchased by the defaulting Underwriters on such Closing Date exceeds 10% of the Shares to be purchased by all the Underwriters on such Closing Date, the Fund will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representative to purchase such Shares on the terms set forth in this Underwriting Agreement.

                  In any such case, either the Managing Representative or the Fund will have the right to postpone the applicable Closing Date for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Managing Representative and the Fund. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters exceeds 10% of the Shares that the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Fund makes arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Fund or the Investment Adviser, except as provided in Sections 5(g) and 7 hereof. This Section will not affect the liability of any defaulting Underwriter to the Fund or the nondefaulting Underwriters arising out of such default. A substitute underwriter will become a Underwriter for all purposes of this Underwriting Agreement.

                 10. Miscellaneous.

                     (a) The reimbursement, indemnification and contribution agreements in Sections 5(g) and 7 hereof and the representations of the Fund, the Investment Adviser, the Investment Sub-Adviser and the Underwriters in this Underwriting Agreement will remain in full force and effect regardless of any termination of this Underwriting Agreement. The reimbursement, indemnification and contribution agreements in Sections 5(g) and 7 hereof and the representations and agreements of the Fund, the Investment Adviser, the Investment Sub-Adviser and the Underwriters in this Underwriting Agreement shall survive the Closing Dates and shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Fund, the Investment Adviser, the Investment Sub-Adviser or any controlling person and delivery of and payment for the Shares.

                     (b) This Underwriting Agreement is for the benefit of the Underwriters, the Fund, the Investment Adviser, the Investment Sub-Adviser and their successors and assigns, and, to the extent expressed in this Underwriting Agreement, for the benefit of persons controlling any of the Underwriters, the Fund, the Investment Adviser, the Investment Sub-Adviser and directors and officers of the Fund, the Investment Adviser, the Investment Sub-Adviser, and their respective successors and assigns, and no other person, partnership, association or corporation will acquire or have any right under or by virtue of this Underwriting Agreement. The term "successors and assigns" does not include any purchaser of the Shares from any Underwriter merely because of such purchase.

                     (c) All notices and communications under this Underwriting Agreement will be in writing, effective only on receipt and mailed or delivered, by messenger, facsimile transmission or otherwise, to the Representatives in care of UBS Warburg, Attn.: Financial Institutions Group, 299 Park Avenue, New York, New York 10171, to the Fund or the Investment Adviser at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, Attn.: Chief Legal Officer.

                     (d) This Underwriting Agreement may be signed in multiple counterparts that taken as a whole constitute one agreement.

                     (e) This Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles thereof.

                  This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Investment Adviser, and the Investment Sub-Adviser and of the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

                  All representations, warranties, and agreements of the Fund and the Adviser contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of its controlling persons and shall survive delivery of and payment for the Shares hereunder.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

                  This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  The Fund, the Investment Adviser, the Investment Sub-Adviser and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

                  This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Managing Representative, the Fund, the Investment Adviser and the Investment Sub-Adviser.

                  Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Investment Adviser, the Investment Sub-Adviser and the several Underwriters.

                                      Very truly yours,

                                      AIM Millennium Alternative Strategies Fund

                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                      AIM Advisors, Inc.

                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                      INVESCO Private Capital, Inc.

                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:

Confirmed:
UBS Warburg
[        ]
     As Representatives of the Underwriters
     c/o UBS Warburg
         299 Park Avenue
         New York, New York  10171

By: UBS Warburg

By: ________________________               Acting on behalf of itself and
    Name:  Todd A. Reit                    and the Underwriters named in
    Title: Director                        Schedule 1

                                   SCHEDULE 1

                                                              NUMBER OF SHARES
NAME                                                          TO BE PURCHASED

UBS Warburg















                           Total

                                                                         ANNEX A


                               FORM OF OPINION OF
                    BALLARD, SPAHR, ANDREWS & INGERSOLL, LLP
                               REGARDING THE FUND

                  1. The Registration Statement and all post-effective amendments, if any, are effective under the Securities Act and no stop order with respect thereto has been issued and no proceeding for that purpose has been instituted or, to the best of our knowledge, is threatened by the Commission. Any filing of the Prospectus or any supplements thereto required under Rule 497 of the Securities Act Rules prior to the date hereof have been made in the manner and within the time required by such rule.

                  2. The Fund has been duly organized and is validly existing as a Delaware business trust in good standing under the laws of the state of Delaware, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned (or to be owned) or leased (or to be leased) by it and to conduct its business as described in the Registration Statement and Prospectus, and the Fund is duly licensed and qualified to do business and in good standing as a foreign corporation or otherwise in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus. The Fund has no subsidiaries.

                  3. The capitalization of the Fund is as set forth in the Registration Statement and the Prospectus. The Shares of Beneficial Interest of the Fund conform in all respects to the description of them in the Prospectus. All the outstanding Shares of Beneficial Interest have been duly authorized and are validly issued, fully paid and nonassessable. The Shares to be issued and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement against payment therefor as provided by the Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable. No person is entitled to any preemptive or other similar rights with respect to the Shares.

                  4. The Fund is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and all actions under the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules, as the case may be, necessary to make the public offering and consummate the sale of the Shares as provided in the Underwriting Agreement has or will have been taken by the Fund.

                  5. The Fund has full power and authority to enter into each of the Underwriting Agreement, the Investment Advisory Agreement, the Investment Sub-Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Dividend Reinvestment Plan and each Shareholder Servicing Agreement (collectively, the "Fund Agreements") and to perform all of the terms and provisions thereof to be carried out by it and (A) each Fund Agreement has been duly and validly authorized, executed and delivered by the Fund, (B) each Fund Agreement complies in all material respects with all applicable provisions of the Investment Company Act, the Advisers Act , the Investment Company Act Rules and the Advisers Act Rules, as the case may be, and (C) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

                  6. None of (A) the execution and delivery by the Fund of the Fund Agreements, (B) the issue and sale by the Fund of the Shares as contemplated by the Underwriting Agreement and (C) the performance by the Fund of its obligations under the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, the Declaration of Trust or the By-laws of the Fund or any agreement or instrument to which the Fund is a party or by which the Fund is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund, except that we express no opinion as to the securities or "blue sky" laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

                  7. The Fund is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected.

                  8. No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (A) have been obtained under the Securities Act, the Investment Company Act, the Advisers Act, the Securities Act Rules, the Investment Company Act Rules and the Advisers Act Rules and (B) may be required under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

                  9. The Fund's Registration Statement on Form 8-A under the 1934 Act is effective.

                  10. The form of the certificates for the Shares conform to the requirements of Delaware law.

                  11. There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to our knowledge, threatened against or affecting the Fund, which is required to be disclosed in the Prospectus that is not disclosed in the Prospectus, and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

                  12. The Fund does not require any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Code.

                  13. Each of the section in the Prospectus entitled "Taxes" and the section in the Statement of Additional Information entitled "Taxes" is a fair summary of the principal United States federal income tax rules applicable to the Fund and to the purchase, ownership and disposition of the Shares.

                  14. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, complied as to form in all material respects to the requirements of the Securities Act, the Investment Company Act , the Securities Act Rules and the Investment Company Act Rules.

                  In rendering our opinion, we have relied, as to factual matters, upon the attached written certificates and statements of officers of the Fund.

                  In connection with the registration of the Shares, we have advised the Fund as to the requirements of the Securities Act, the Investment Company Act and the Securities Act Rules and Investment Company Act Rules and have rendered other legal advice and assistance to the Fund in the course of its preparation of the Registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. We also participated in conferences with representatives of the Fund and its accountants at which the contents of the Registration Statement and Prospectus and related matters were discussed. With your permission, we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to our attention that has led us to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof ,contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which we express no view).

ANNEX B


                        FORM OF OPINION OF [          ]
                          REGARDING AIM ADVISORS, INC.


         1. The Investment Adviser has been duly organized and is validly existing as a [Delaware] in good standing under the laws of its jurisdiction of incorporation with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Investment Adviser is duly licensed and qualified as a foreign corporation or otherwise and in good standing in each other jurisdiction in which it is required to be so qualified and the Investment Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary for the Investment Adviser to carry on its business as contemplated in the Registration Statement and the Prospectus.


         2. The Investment Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act, the Advisers Act Rules or the Investment Company Act Rules from acting as investment adviser for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.


         3. The Investment Adviser has full power and authority to enter into each of the Underwriting Agreement, the Investment Advisory Agreement and the Investment Sub-Advisory Agreement (together, such agreements being referred to as the "Investment Adviser Agreements") and to carry out all the terms and provisions thereof to be carried out by it, and each such agreement has been duly and validly authorized, executed and delivered by he Investment Adviser; each Investment Adviser Agreement complies in all material respects with all provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules; and assuming due authorization, execution and delivery by the other parties thereto, each Investment Adviser Agreement constitutes a legal, valid and binding obligation of the Investment Adviser, enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

         4. Neither (A) the execution and delivery by the Investment Adviser of any Investment Adviser Agreement nor (B) the consummation by the Investment Adviser of the transactions contemplated by, or the performance of its obligations under any Investment Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the Certificate of Incorporation or By-Laws of the Investment Adviser or any agreement or instrument to which the Investment Adviser is a party or by which the Investment Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Adviser.

         5. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Investment Adviser of its obligations under, any Investment Adviser Agreement, except such as have been obtained under the Investment Company Act, the Advisers Act, the Securities Act, the Investment Company Act Rules, the Advisers Act Rules and the Securities Act Rules.

         6. The description of the Investment Adviser and its business, and the statements attributed to the Investment Adviser, in the Registration Statement and the Prospectus comply with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         7. Except as disclosed in the Registration Statement and Prospectus, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against or affecting the Investment Adviser of a nature required to be disclosed in the Registration Statement or Prospectus or that could reasonably result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Investment Adviser or the ability of the Investment Adviser to fulfill its respective obligations under any Investment Adviser Agreement.

         8. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which I express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Investment Company Act and the rules and regulations of the Commission thereunder.

                  In rendering my opinion, I have relied, as to factual matters, upon the attached written certificates and statements of officers of the Investment Adviser.

                  In connection with the registration of the Shares, I have advised the Investment Adviser as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to the Investment Adviser in the course of the preparation of the registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. I also participated in conferences with representatives of the Fund and its accountants and the Investment Adviser at which the contents of the registration and Prospectus and related matters were discussed. With your permission, I have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to my attention that has lead me to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which I express no view).

ANNEX C


                         FORM OF OPINION OF [          ]
                     REGARDING INVESCO PRIVATE CAPITAL, INC.


         1. The Investment Sub-Adviser has been duly organized and is validly existing as a [Delaware] in good standing under the laws of its jurisdiction of incorporation with full power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Investment Sub-Adviser is duly licensed and qualified as a foreign corporation or otherwise and in good standing in each other jurisdiction in which it is required to be so qualified and the Investment Sub-Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary for the Investment Sub-Adviser to carry on its business as contemplated in the Registration Statement and the Prospectus.

         2. The Investment Sub-Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act, the Advisers Act Rules or the Investment Company Act Rules from acting as investment adviser for the Fund as contemplated by the Investment Sub-Advisory Agreement, the Registration Statement and the Prospectus.

         3. The Investment Sub-Adviser has full power and authority to enter into each of the Underwriting Agreement and the Investment Sub-Advisory Agreement (together, such agreements being referred to as the "Investment Sub-Adviser Agreements") and to carry out all the terms and provisions thereof to be carried out by it, and each such agreement has been duly and validly authorized, executed and delivered by the Investment Sub-Adviser; each Investment Sub-Adviser Agreement complies in all material respects with all provisions of the Investment Company Act, the Advisers Act, the Investment Company Act Rules and the Advisers Act Rules; and assuming due authorization, execution and delivery by the other parties thereto, each Investment Sub-Adviser Agreement constitutes a legal, valid and binding obligation of the Investment Sub-Adviser, enforceable in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) as rights to indemnity thereunder may be limited by federal or state securities laws.

         4. Neither (A) the execution and delivery by the Investment Sub-Adviser of any Investment Sub-Adviser Agreement nor (B) the consummation by the Investment Sub-Adviser of the transactions contemplated by, or the performance of its obligations under any Investment Sub-Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the Certificate of Incorporation or By-Laws of the Investment Sub-Adviser or any agreement or instrument to which the Investment Adviser is a party or by which the Investment Sub-Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Sub-Adviser.


         5. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Investment Sub-Adviser of its obligations under, any Investment Sub-Adviser Agreement, except such as have been obtained under the Investment Company Act, the Advisers Act, the Securities Act, the Investment Company Act Rules, the Advisers Act Rules and the Securities Act Rules.


         6. The description of the Investment Sub-Adviser and its business, and the statements attributed to the Investment Sub-Adviser, in the Registration Statement and the Prospectus comply with the requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.


         7. Except as disclosed in the Registration Statement and Prospectus, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against or affecting the Investment Sub-Adviser of a nature required to be disclosed in the Registration Statement or Prospectus or that could reasonably result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Investment Adviser or the ability of the Investment Sub-Adviser to fulfill its respective obligations under any Investment Sub-Adviser Agreement.


         8. The Registration Statement (except the financial statements and schedules and other financial data included therein as to which I express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Investment Company Act and the rules and regulations of the Commission thereunder.

                  In rendering my opinion, I have relied, as to factual matters, upon the attached written certificates and statements of officers of the Investment Sub-Adviser.

In connection with the registration of the Shares, I have advised the Investment Sub-Adviser as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to the Investment Adviser in the course of the preparation of the registration Statement and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. I also participated in conferences with representatives of the Fund and its accountants and the Investment Sub-Adviser at which the contents of the registration and Prospectus and related matters were discussed. With your permission, I have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement or Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to my attention that has lead me to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which I express no view).

ANNEX D

                           FORM OF ACCOUNTANT'S LETTER


March [  ], 2001



Ladies and Gentlemen:

         We have audited the statement of assets and liabilities of AIM Millennium Alternative Strategies Fund (the "Fund") as of [ ], 2001, included in the Registration Statement on Form N-2 filed by the Fund under the Securities Act of 1933 (the "Act") (File No. 333- ) and under the Investment Company Act of 1940 (the "1940 Act") (File No. 811- ); such statement and our report with respect to such statement are included in the Registration Statement; we are independent public accountants with respect to the Fund within the meaning of the Act and the applicable rules and regulations thereunder.

         1. In our opinion, the statement of assets and liabilities included in the Registration Statement and audited by us complies as to form in all respects with the applicable accounting requirements of the Act, the 1940 Act and the respective rules and regulations thereunder.

         2. For purposes of this letter we have read the minutes of all meetings of the Shareholders, the Board of Trustees and all Committees of the Board of Trustees of the Fund as set forth in the minute books at the offices of the Fund, officials of the Fund having advised us that the minutes of all such meetings through [ ], 2001, were set forth therein.

         3. Fund officials have advised us that no financial statements as of any date subsequent to [ ], 2001, are available. We have made inquiries of certain officials of the Fund who have responsibility for financial and accounting matters regarding whether there was any change at [ ], 2001, in the capital shares or net assets of the Fund as compared with amounts shown in the [ ], 2001 statement of assets and liabilities included in the Registration Statement, except for changes that the Registration Statement discloses have occurred or may occur. On the basis of our inquiries and our reading of the minutes as described in Paragraph 3, nothing came to our attention that caused us to believe that there were any such changes.

         The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

         This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Fund in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.



                                                   Very truly yours,














                                      D-2